SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant X
Filed by a Party other than the Registrant ྑ

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ྑ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X Definitive Proxy Statement
ྑ Definitive Additional Materials
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ANTS SOFTWARE INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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April 12, 2007

To the Shareholders of ANTs software inc.:

You are cordially invited to the 2007 Annual Meeting of Shareholders, which will be held on May 11, 2007, at 1:00 p.m. local time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500.

At our meeting, you will be asked to consider and vote upon the following proposals: (i) to elect two Class 1 directors and (ii) to ratify the appointment of Burr, Pilger & Mayer, LLP as our independent accountants for the fiscal year ending December 31, 2007.

Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card. Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees. If we do not have enough seating, first priority will be given to those individuals who have RSVPed in advance of the meeting.

Whether or not you plan to attend the meeting, you are urged to vote. Your vote is very important to us, and we encourage you to read the proxy statement and vote your shares as soon as possible. Voting instructions for voting by mail, telephone or Internet are included on the proxy card.

I look forward to seeing you at the Annual Meeting.

Sincerely,

By:	/s/ Joseph Kozak
President and Chief Executive Officer

ANTs software inc.
700 Airport Blvd. Suite 300
Burlingame, CA 94010

Notice of Annual Meeting of Shareholders
of ANTs software inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ANTs software inc., a Delaware corporation (the “Company”) will be held on May 11, 2007, at 1:00 p.m. local time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500, to transact the following business:

1.	Elect two Class 1 directors of the Company. Thomas Holt and Joseph Kozak have been nominated to serve until the 2010 Annual Meeting, and until their successors have been elected and qualified;

2.	Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the calendar year ending December 31, 2007;

3.	Consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All of these matters to be voted upon are more fully presented and discussed in the Proxy Statement delivered with this notice. Your board of directors recommends that you vote in favor of the two proposals outlined in this Proxy Statement.

Your Board of Directors has fixed the close of business on March 15, 2007 as the record date for determining those shareholders who are entitled to receive notice of and to vote at this meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the meeting and, for a ten-day period preceding the meeting, at the offices of the Company during ordinary business hours. The stock transfer books will not be closed between the record date and the date of the meeting.

Your vote is very important, regardless of the number of shares you own.  Whether or not you plan to attend the meeting, please read the attached Proxy Statement and vote as promptly as possible via any of the methods described on the proxy card. You may revoke your proxy at any time prior to the time it is voted at the meeting or any adjournment thereof. If you attend the meeting and vote by ballot, your proxy will be revoked automatically, and only your vote at the meeting will be counted.

By Order of the Board of Directors

By:	/s/ Kenneth Ruotolo
Kenneth Ruotolo, Secretary

Burlingame, California
April 12, 2007

ANTs software inc.
700 Airport Boulevard, Suite 300
Burlingame, California 94010

PROXY STATEMENT

for the 2007 Annual Meeting of Shareholders
to be held on May 11, 2007

This Proxy Statement is being furnished to shareholders on or around April 12, 2007, in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on May 11, 2007, at 1:00 p.m. local time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500 (the “Annual Meeting”).

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	Elect two Class 1 directors;

2.	Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the year ending December 31, 2007; and

3.	Act upon such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What is the Proxy for, who can vote and how do I vote?

This proxy statement informs you, the Shareholders of the Company, about items that will be voted on at the Annual Meeting. The Statement also solicits proxies (a formal way of voting through legal representation) from those Shareholders who are unable to attend the Annual Meeting. The proxy statement was prepared by the management of the Company for its Board of Directors. The Company is paying the cost of preparation of this Statement and for its mailing to and return of executed proxies from Shareholders.

The proxy is for voting shares in connection with the Annual Meeting and at any adjournment or postponement of that meeting. The Annual Meeting will be held on May 11, 2007, at 1:00 p.m., local time, at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949.

You may vote at the Annual Meeting if you were a shareholder of record of Common Stock at the close of business on March 15, 2007. On March 15, 2007, there were outstanding 56,230,135 shares of Common Stock. The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting. Each share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

A list of Shareholders entitled to vote at the Annual Meeting will be available at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, on the date of the Annual Meeting. This list will also be available for 10 days prior to the Annual Meeting at the offices of the Company at 700 Airport Boulevard, Suite 300, Burlingame, California during normal business hours.

Can I attend the Annual Meeting?

Yes. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card. If you are unable to attend the Annual Meeting you may vote by proxy. The enclosed proxy is solicited by the Company’s Board of Directors and, when properly completed and returned, will be voted as you direct on your proxy. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals to be considered at the Annual Meeting and FOR the nominees for Class 1 director presented by the Board. You may revoke or change your proxy at any time before it is exercised at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s address set forth above. You may also revoke your proxy by giving notice and voting in person at the Annual Meeting.

How will votes be counted?

The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called “broker non-votes”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Even though broker non-votes will be counted as present to determine if a quorum exists, they will not be counted as present and entitled to vote on any non-routine proposal.

The two director nominees who receive the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected Class 1 directors of the Company. The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon. Abstentions will be treated as votes cast against the particular matter being voted upon.

How may I communicate with the Company’s Board of Directors?

You may send correspondence to the Secretary of the Company, Mr. Kenneth Ruotolo, at 700 Airport Boulevard, Suite 300, Burlingame, CA 94010. Mr. Ruotolo will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

In what ways can I vote?

You have several options available to vote your shares without attending the Annual Meeting. You can vote by (i) completing, signing and returning the enclosed proxy, (ii) calling in your votes by telephone, or (iii) using the Internet. Please refer to the enclosed proxy card for further instructions.

You can vote by telephone using the telephone number shown on your proxy card. The telephone voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone voting will depend on the voting process of the bank or broker. Please follow whatever telephone voting instructions are on the form you receive from your bank or broker.

You can vote on the Internet at the web address shown on the enclosed proxy card. The Internet voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly received. If your shares are held in the name of a bank or broker, the availability of Internet voting will depend on the voting process of the bank or broker. Please follow whatever Internet voting instructions are on the form you receive from your bank or broker.

If you elect to vote using the Internet you may incur telecommunications and Internet access charges for which you are responsible.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors currently has five directors divided into three classes, and there is one vacancy for a Class 2 director following the resignation of Homer G. Dunn as a director of the Company on January 8, 2007. Members of each class serve for a three-year term, with one class of directors being elected each year. The nominees are directors currently designated as Class 1 directors, whose terms expire at the 2007 Annual Meeting, and upon their respective successors being elected and qualified to serve. The enclosed proxy cannot be voted for a greater number of persons than two.

The Board proposes the election of Thomas Holt and Joseph Kozak as Class 1 directors for a term of three years, expiring at the 2010 Annual Meeting, and until their successors are elected and qualified to serve. The nominees have indicated to the Company that they will serve if elected.

Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below. If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.

Nominees for Class 1 Directors

Class 1 directors generally serve a term of 3 years and until their successors are elected and qualified. It is anticipated that the Class 1 directors will serve until the annual meeting following the close of the 2009 fiscal year. The nominees for Class 1 directors are as follows:

Thomas Holt, Age 61

Thomas Holt joined the Company’s Board of Directors in November 2000. Mr. Holt is currently Chief Information Officer for NetGear, Inc. Mr. Holt was formerly Vice President of Information Technology for Lucent, Inc. Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services from May 1997 before its merger with Lucent. He was VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

Joseph Kozak, Age 56

Mr. Kozak has been Chief Executive Officer of the Company since August 16, 2006, and President of the Company since June 10, 2005. Mr. Kozak was retained as a consultant of the Company for the period from April 18, 2005 to June 10, 2005. Commencing in March 2003, Mr. Kozak worked as a vice president of industry sales at Oracle Corporation. At Oracle, Mr. Kozak defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. Prior to Oracle, Mr. Kozak served as the CEO of Lombardi Software, a manufacturer of business process management solutions, from August 2000 to April 2002. From February 1999 to August 2000, Mr. Kozak served as equity partner for Ernst and Young, LLP where he was a member of the retail, distribution and consumer goods management team for North America.

A plurality of the votes cast is necessary for the election of a director.

The Board of Directors recommends a vote FOR the nominees listed above.

Class 2 Directors Continuing in Office

The term of Class 2 director expires at the annual meeting following the close of the 2007 fiscal year. The Class 2 directors and the Class 2 director positions are not up for re-election at this Annual Meeting. There is one vacancy for a Class 2 director following the resignation of Homer G. Dunn as a director of the Company on January 8, 2007.

Robert H. Kite, Age 52

Robert Kite joined the Company’s Board of directors in January 2005. Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development. Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen's Academy.

Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.

Class 3 Directors Continuing in Office

The term of Class 3 directors expires at the annual meeting following the close of the 2008 fiscal year. The Class 3 directors and the Class 3 director positions are not up for re-election at this Annual Meeting.

Francis K. Ruotolo, Age 69

Francis Ruotolo is Chairman of the Board of the Company. Mr. Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001. Prior to that time, he was a member of the Company’s Board of Advisors. Most recently, he was a director in the consulting practice of Deloitte & Touche. Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government. Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York. Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA. Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005. Mr. Ruotolo is the father of the Corporate Secretary/Chief Financial Officer, Kenneth Ruotolo.

John R. Gaulding, Age 61

John R. Gaulding joined the Company’s Board of Directors in January 2001. Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and serves on the audit and compensation committees of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is chairman of the Nominating and Governance Committee. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

Board Committees

The Board of Directors met eight times during the fiscal year ended December 31, 2006 (the “Last Fiscal Year”). During the last fiscal year, all directors attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of which they were a member during the term while they were serving as a member. The members of the Board of Directors are encouraged to attend the Company’s annual shareholder meetings. Five of six directors attended last year’s annual shareholders’ meeting.

The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which consists of John R. Gaulding, Thomas Holt and Robert Kite. All of the members of the Audit Committee are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules. John R. Gaulding is the chairperson of the committee. This committee, among other things, reviews the annual audit with the Company’s independent accountants. In addition, the audit committee has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Audit Committee held nine meetings during fiscal year 2006. The Audit Committee has a charter that is publicly available on our web site at www.ants.com/investor.

The Company has a Compensation Committee, which consists of Thomas Holt and Robert H. Kite. Homer Dunn, an independent director and former chairperson of the Compensation Committee, resigned as a member of the Board of directors and from the Compensation Committee, on January 8, 2007. Mr. Holt was subsequently appointed chairperson of the Compensation Committee. The Compensation Committee, among other things, sets and administers the policies governing the annual compensation of the Company’s executive officers, including cash and non-cash compensation and equity compensation programs. The Compensation Committee held two meetings during fiscal year 2006. The Compensation Committee has a charter that is publicly available on our web site at www.ants.com/investor.

The Company also has a Nominating and Governance Committee, which consists of Robert Kite and John R. Gaulding. The Nominating and Governance Committee’s primary purpose is to evaluate candidates for appointment to our Board and make recommendations to our Board regarding candidates; make recommendations with respect to the composition of our Board; make recommendations on Board and committee compensation and recommend corporate governance principles. The Nominating and Governance Committee is chaired by Mr. Kite and held one meeting during fiscal year 2006. The Nominating and Governance Committee has a charter that is publicly available on our web site at www.ants.com/investor.

All of the directors of the Company, with the exception of Francis K. Ruotolo and Joseph Kozak, and all directors serving on the three committees set forth above, are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules.

The Company does not have any committees of the Board of Directors other than the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee.

Nominating and Selecting Directors

In selecting director candidates, the Nominating and Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, then the Nominating and Governance Committee evaluates candidates who have the desired skills and experience in light of the criteria outlined below. The Nominating and Governance Committee establishes a pool of potential director candidates based on recommendations from the Board, senior management and shareholders.

The Nominating and Governance Committee then reviews the credentials of director candidates (including candidates recommended by shareholders), conducts interviews and makes formal nominations for the election of directors. In making its nominations, the Nominating and Governance Committee considers a variety of factors, including the following: integrity, experience or knowledge with businesses relevant to the Company’s current and future business plans, experience with businesses of similar size, all other relevant experience, background, independence, financial expertise, compatibility with existing Board members, and such other factors as the Nominating and Governance Committee deems appropriate in the best interests of the Company and its shareholders. Proposed nominees are not evaluated differently depending upon who suggested such nominee as a director candidate. The Company has not, to date, paid any third party fee to assist in this process.

The Company will consider proposed nominees whose names are submitted to the Company’s Secretary by shareholders. Proposals made by shareholders for nominees at an annual shareholders meeting must be received by the Secretary of the Company prior to the end of the fiscal year preceding such annual meeting. The Company does not have a formal policy with regard to the consideration of any director candidate recommended by shareholders. The Company has not adopted a formal policy because, to date, it has not received any director nominees from shareholders. The Nominating and Governance Committee will review periodically whether a formal policy concerning director candidates nominated by shareholders should be adopted.

The following table summarizes the three standing committees of the Company’s Board, the members of each committee and the number of meetings held by the Company’s Board and the committees during fiscal 2006:

			Executive	Nominating and
Name	Board	Audit	Compensation	Governance

Mr. John Gaulding	X	Chair
Mr. Thomas Holt	X	X	Chair	X
Mr. Robert H. Kite	X	X	X	Chair
Mr. Joseph Kozak	X
Mr. Francis Ruotolo	Chair
Number of meetings held in fiscal 2006	8	9	2	1

Any shareholder who wishes to contact the Company’s Board or specific members of the Board may do so by sending their correspondence to the Secretary of the Company, Mr. Kenneth Ruotolo, at 700 Airport Boulevard, Suite 300, Burlingame, CA 94010. Mr. Ruotolo will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

Compensation of Directors

For fiscal year 2006 the Directors who were employees of the Company did not receive any compensation for service on the Board.

Effective for fiscal year 2007 the Company will pay cash compensation to non-employee directors according to the following plan:

Non-employee directors receive an annual stipend of $15,000, paid quarterly, plus $1,000 for each in person meeting attended, and $500 for each telephonic meeting attended, all solely related to their service as directors. Additionally, directors receive the following annual committee stipends: $1,500 for service on the compensation committee ($5,000 for the chair); $1,500 for service on the governance and nominating committee ($5,000 for the chair); and $3,000 for service on the audit committee ($7,500 for the chair).

Non-employee directors are granted stock options in recognition of their service. Such directors are granted an option to purchase up to 150,000 shares, which vest monthly over their three-year board service term. Non-employee directors who chair a committee are granted an additional 30,000-share option with the same vesting schedule. During 2006 the Company granted options, based on the criteria above as follows: Robert Kite 120,000, Homer Dunn 120,000, John Gaulding 180,000, and Thomas Holt 50,000.

Indemnification Agreements

We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible actions, lawsuits, judgments, legal and professionals’ fees, and costs which may be brought against them in the course of their service. Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Burr, Pilger & Mayer, LLP has been selected by the Audit Committee to serve as the Company’s independent accountants for the current fiscal year. The Company is asking you to ratify the selection of Burr, Pilger & Mayer, LLP as the Company’s independent accountants. In the event that holders of a majority of the outstanding shares fail to ratify the selection of Burr, Pilger & Mayer, LLP, the Company will reconsider such selection, but may still select Burr, Pilger & Mayer, LLP as independent public accountants for the Company.

Representatives of Burr, Pilger & Mayer, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

During fiscal 2006 and 2005 we retained Burr, Pilger & Mayer to provide services in the following categories, for the fees indicated:

Fee Category	2006	2005

Audit Fees	$204,100	$45,000
Audit Related Fees	36,000	26,300
Tax Fees	10,750	11,000
All Other Fees	2,500	12,562
Total	$253,350	$94,862

Audit Fees

These represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. The fees for fiscal 2006 include $117,330 related to auditing the Company’s first year implementation and compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees

Audit-related fees include reviews of interim financial statements, Forms 10-Q and related financial information.

Tax Fees

Tax fees include preparation of Federal and State income tax returns for fiscal years ended December 31, 2004 and 2005.

All Other Fees

All other fees include research, consultation and discussions related to various accounting and tax issues.

The Company’s Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2006. 100% of “Audit-Related Fees”, 100% of “Tax Fees” and 100% of “All Other Fees” were approved by the Company’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company’s Audit Committee has considered whether the provision of services rendered by its accountants is compatible with maintaining the accountant’s independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of, (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.

The Board of Directors recommends a vote FOR Proposal Number 2.

MANAGEMENT AND DIRECTORS

The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors:
Name	Age	Position

Francis K. Ruotolo	69	Chairman, Class 3 Director, term expires in 2009

Joseph Kozak	56	President, Class 1 Director, term expires in 2007

John R. Gaulding	61	Class 3 Director, term expires in 2009

Thomas Holt	61	Class 1 Director, term expires in 2007

Robert H. Kite	52	Class 2 Director, term expires in 2008

Clifford Hersh	59	Managing Director and Chief Scientist

Kenneth Ruotolo.	46	Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

David Segleau.	46	Vice President, Support Services

Jeffrey R. Spirn, Ph.D.	58	Vice President, Research and Development

Rao Yendluri.	55	Vice President, Support Services

Francis K. Ruotolo, Age 69
Chairman, Board of Directors

Francis Ruotolo is Chairman of the Board of the Company. Mr. Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001. Prior to that time, he was a member of the Company’s Board of Advisors. Before joining the Company, Mr. Ruotolo was a director in the consulting practice of Deloitte & Touche. Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government. Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York. Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA. Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005. Mr. Ruotolo is the father of the Corporate Secretary and Chief Financial Officer, Kenneth Ruotolo.

Joseph Kozak, Age 56
Director, President and Chief Executive Officer

Joseph Kozak joined ANTs software inc. in June 2005 as President and was named Chief Executive Officer and appointed to the Board of Directors in August 2006. Mr. Kozak brings 25 years of front-line leadership experience in sales, marketing and business development. Mr. Kozak joined ANTs from Oracle Corporation, where he was Vice President of Industry Sales. While with Oracle he defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. He also managed Oracle's acquisition of Retek, Inc. a $630 million purchase in the retail applications space. Prior to Oracle, Mr. Kozak was CEO of Lombardi Software a manufacturer of business process management solutions. He was also a partner with Ernst and Young, LLP, in the retail and consumer packaged goods division; Vice President of Sales for SAP America, where he was responsible for the retail distribution and consumer goods business units for the Americas; and Mr. Kozak held numerous management positions with AT&T and IBM.

John R. Gaulding, Age 61
Director

John R. Gaulding joined the Company’s Board of Directors in January 2001. Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and serves on the audit and compensation committees of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is chairman of the Nominating and Governance Committee. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

Thomas Holt, Age 61
Director

Thomas Holt joined the Company’s Board of Directors in November 2000. Mr. Holt is currently Chief Information Officer for NetGear, Inc. Mr. Holt was formerly Vice President of Information Technology for Lucent, Inc. Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services from May 1997 before its merger with Lucent. He was VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

Robert H. Kite, Age 52
Director

Robert Kite joined the Company’s Board of directors in January 2005. Since 1981, Mr. Kite has been President and COO of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development. Mr. Kite is a director with three publicly traded companies, two privately held companies, and two charitable organizations. Public companies include: National Energy Group (NEGI) an oil and gas company based in Dallas Texas, Petrol Oil & Gas (POIG), an oil and gas exploration and development company based in Overland Park, Kansas, and Jardinier, developer of highly efficient irrigation systems, based in Santa Ana, California. He also serves on the boards of E2020, an Internet education company, and Financialz, an accounting software company. Mr. Kite’s public service work includes board membership with Child Help USA and the FBI Citizen's Academy.

Mr. Kite previously worked in the construction industry in Saudi Arabia with Beck-Arabia, and in Central America in gold mining and manufacturing operations. He is a graduate of Southern Methodist University with a Bachelor of Science, Political Science and Psychology with a Minor in Business.

Clifford Hersh, Age 59
Managing Director and Chief Scientist

Clifford Hersh joined the Company in March 1997. Previously, he was a founder and CEO of Move Resources, Inc. He was also Vice President of Engineering for Array Technologies, Inc. and Director of Advanced Development at Genigraphics Corporation. Mr. Hersh received a bachelor’s degree in mathematics from the University of California at Berkeley, and a Master of Science degree in engineering from the Federal Institute of Technology, Zurich, Switzerland.

Kenneth Ruotolo, Age 46
Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

Kenneth Ruotolo joined the Company in June 2001. Before joining the Company, Mr. Ruotolo was a founder and served as Vice President of Finance and Operations for eStar, Inc., a content developer and syndicator. Prior to eStar, Mr. Ruotolo was a partner for twelve years with era2, an interactive design and internet consulting agency. Mr. Ruotolo holds a B.A. degree in Economics from the University of California at Davis and an M.B.A. from Northeastern University.

Jeffrey R. Spirn, Ph.D., Age 58
Vice President, Research and Development

Jeffrey Spirn joined ANTs software inc. in March 2000, became Director of Engineering in February 2001 and was promoted to Vice President of Research and Development in September 2001. Before joining ANTs, Dr. Spirn was a software architect at Oracle, where he worked on application server, naming, and multithreading issues. Prior to that, Dr. Spirn worked for Sun Microsystems and in the HP and DEC research labs. Before his industrial career, Dr. Spirn was a Computer Science Professor at Brown and Penn State Universities, and held visiting positions at Bell Laboratories and the University of Hawaii. During this period, he published one book and many technical articles on network and operating system design and performance modeling. Dr. Spirn holds a Ph.D. in Electrical Engineering/Computer Science from Princeton University, and a B.S. in Electrical Engineering from M.I.T.

David Segleau, Age 46
Vice President, Support Services

David Segleau joined the Company in July 2006. Prior to joining ANTs, Mr. Segleau was Senior Director of embedded databases at Oracle Corporation, responsible for a global engineering team focused on embedded database technologies. Prior to Oracle, he was Vice President of Engineering for Sleepycat Software, where he managed engineering, technical support, quality assurance, and technical publications teams. Mr. Segleau also held directorships of quality assurance, customer services, engineering services, technology consulting, datablade development, and technical support for Visto, Asta, Versata, Inc., Informix, and Illustra. He began his career in information systems and services for the energy industry where he led key projects in application development and optimization.

Rao Yendluri, Age 55
Vice President, Engineering

Rao Yendluri joined the Company in September 2006. Prior to joining ANTs, he founded and was President of iNuCom, a software development firm specializing in data warehousing components. Prior to founding iNuCom, Mr. Yendluri was Director of Engineering for IBM. Mr. Yendluri was previously Vice President of Engineering for Solid Information Technology, where he managed a distributed R&D organization and was responsible for the Solid Embedded Engine database, Hot Standby option, and Solid Synchronet products. Prior to that, Mr. Yendluri was Director of Development at Prism Solutions, Inc., where he oversaw development of data warehouse extraction, transformation and loading tools and at Centura Software Corporation (now GUPTA Technologies, LLC); he was Director of Connectivity and Replication Development for the company’s database product. Mr. Yendluri also managed the SQL connectivity group at Tandem Computers, and was instrumental in forming the SQL Access Group, which developed the X/Open CLI API, an industry standard for database access.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership by Beneficial Owners

The following table sets forth, as of March 1, 2007, information regarding ownership of the Company’s common stock by any person or entity, known by the Company to be the beneficial owner of more than five percent of the outstanding shares of common stock. The percentages are calculated on the basis of the number of outstanding shares of common stock on March 1, 2007 which was 55,819,785 plus, for each person, any securities that person has the right to acquire within 60 days following March 1, 2007 pursuant to options or warrants.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Constantin Zdarsky, c/o Tim Hanlon, Alley, Maass, Rogers & Lindsay, P.A., 340 Royal Poinciana Way, Ste. 321, Palm Beach, FL 33480	6,845,700 (1)	12.26%

Lyle P. Campbell, c/o Berry-Shino Securities, Inc. 15100 N. 78th Way, Suite #100 Scottsdale, AZ 85260	5,614,200 (2)	10.06%

Perry Logan, PO Box 30370, Las Vegas, NV 89173-370	4,319,250	7.74%

Donald R. Hutton, 10095 Boas Road Sidney, B.C. Canada V8L 5J1	3,502,500 (3)	6.27%

(1)
Includes 4,745,700 shares of Common Stock owned by Mr. Zdarsky, warrants to purchase up to 1,850,000 shares of Common Stock, and the right to acquire 250,000 shares of Common Stock pursuant to a Convertible Promissory Note.

(2)
Includes 3,914,200 shares of Common Stock owned by Mr. Campbell, warrants to purchase up to 200,000 shares of Common Stock, and the right to acquire 1,500,000 shares of Common Stock pursuant to two Convertible Promissory Notes.

(3)
Includes 1,000,000 shares of Common Stock owned by Mr. Hutton and 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Mr. Hutton; does not include 90,000 shares of Common Stock which Mr. Hutton holds in joint tenancy with Ms. Josephine C. Hutton (his sister) and in which Mr. Hutton has disclaimed any beneficial interest or ownership.

Security Ownership by Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock as of March 1, 2007, by each of the Company’s directors and executive officers. The table also shows the beneficial ownership of the Company’s stock by all directors and executive officers as a group. The table includes the number of shares subject to outstanding options and warrants to purchase shares of Common Stock. The percentages are calculated on the basis of the amount of outstanding shares of Common Stock on March 1, 2007, which was 55,819,785 plus, for each person, any securities that the person has the right to acquire within 60 days following March 1, 2007, pursuant to options or warrants.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned	Percent of Class (2)
Directors and Nominees for Director
Francis K. Ruotolo	1,042,500 (3)	1.87%
Joseph Kozak	1,000,000 (4)	1.79%
John R. Gaulding	372,500 (5)	*
Thomas Holt	242,500 (6)	*
Robert H. Kite	620,000 (7)	1.11%

Executive Officers
Clifford Hersh	616,000 (8)	1.10%
Kenneth Ruotolo	564,000 (9)	1.01%
Jeffrey Spirn	380,000 (10)	*

8 directors and executive officers as a group	4,837,500	8.67%

(1)	Unless otherwise indicated, the address of each director and officer is: c/o ANTs software inc., 700 Airport Blvd. Suite 300, Burlingame, CA 94010.

(2)	* means less than 1% beneficially owned.

(3)
Includes 20,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, a Warrant to purchase 20,000 shares of Common Stock and Options to purchase up to 1,002,500 shares of Common Stock. Pursuant to his Warrant and Option agreements, Mr. Ruotolo can acquire up to 1,022,500 shares of Common Stock within the next 60 days.

(4)	Includes Options to purchase up to 1,000,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Kozak can acquire 1,000,000 shares of Common Stock within the next 60 days.

(5)
Includes Warrants to purchase up to 322,500 shares of Common Stock and Options to purchase up to 50,000 shares of Common Stock. Pursuant to his Warrant and Option agreements, Mr. Gaulding can acquire 372,500 shares of Common Stock within the next 60 days.

(6)
Includes Warrants to purchase up to 192,500 shares of Common Stock and Options to purchase up to 50,000 shares of Common Stock. Pursuant to his Warrant and Option agreements, Mr. Holt can acquire 242,500 shares of Common Stock within the next 60 days.

(7)
Includes 250,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 125,000 shares of Common Stock purchased through the exercise of warrants, and Warrants to purchase up to 245,000 shares of Common Stock. Pursuant to his Warrant agreements, Mr. Kite can acquire up to 245,000 shares of Common Stock within the next 60 days.

(8)
Includes 262,000 shares of Common Stock purchased through a warrant exercise during 2003 and Options to acquire up to 354,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Hersh can acquire up to 354,000 shares of Common Stock within the next 60 days.

(9)
Includes 5,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, a Warrant to purchase 5,000 shares of Common Stock and Options to purchase up to 554,000 shares of Common Stock. Pursuant to his Warrant and Option agreements, Mr. Ruotolo can acquire up to 559,000 shares of Common Stock within the next 60 days.

(10)
Includes 40,000 shares of Common Stock purchased through a private offering, approved by the Company’s Board of Directors and directed to certain accredited investors, 40,000 shares of Common Stock purchased through the exercise of warrants, and Options to purchase up to 300,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Spirn can acquire up to 300,000 shares of Common Stock within the next 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of the Company’s knowledge, all the Company’s officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

There are no relationships or related transactions reportable in this section. For a discussion on director independence, please see the section “Board Committees” above.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis describes the material elements of the compensation and benefits programs for the Company’s officers.

Role of Compensation Committee

The Company’s Compensation Committee is composed entirely of independent directors (the “Committee”). The Committee has a charter, most recently revised in December 2006, which outlines the Committee’s role in the determination of the Company’s compensation structure. The Committee works with the Company’s Board of Directors, Chief Financial Officer and other management in determining, developing, establishing, and implementing the Company’s compensation philosophy and plans for the Company’s executive officers (the “Executives”). The Committee reviews and approves Executive compensation, ensuring that each element of the Executives’ compensation meets compensation objectives. The Committee also helps to oversee the Company’s stock option plan (ANTs software inc. 2000 Stock Option Plan).

Compensation Philosophy: Objectives of the Company’s Compensation Programs

The Company’s compensation programs have four main objectives: attract highly-qualified new Executives, retain them and encourage longevity, motivate them to achieve goals that are consistent with the Company’s overall goals, and reward them for outstanding achievement.

What the Compensation Program is Designed to Reward

The Company’s compensation program is designed to reward achievements that are consistent with the Company’s overall goals.

Independent Compensation Consultant

From time to time, the Company may seek the advice of one or more independent compensation consultants. In such event, it is currently intended that such consultants would report directly to the Committee and would be used primarily to provide additional assurance that (i) the Company’s compensation programs are sufficiently competitive to successfully motivate, attract and retain Executives, and (ii) the compensation offered by the Company is reasonable and consistent with the Company’s objectives.

Elements of Compensation

The elements of compensation for the Executives are: salary, stock options, and bonuses (either in the form of cash or stock options).

Rationale Behind Each Element

The elements of the Company’s compensation structure are intended to achieve the objectives of the compensation programs. Determination of salary is made to provide Executives with a base level of pay that allows the Company to remain competitive in both recruiting and retaining qualified Executives. Stock options are granted to new Executives to provide them with an opportunity to build equity ownership in the Company so that they are motivated to act in ways that increase the value of the Company and that are consistent with shareholder goals. Bonuses are granted for achieving specific goals or in recognition of extraordinary service provided. Bonuses may be paid in either cash or stock options.

Determination of Amount of Each Element

Salary. In determining salaries, the Company generally considers five factors. First, the Company has experienced managers responsible for hiring new Executives and adjusting the salary levels of existing Executives. These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to salary determination. The Company relies heavily on such knowledge. Second, as the Company interviews candidates for potential employment, it gathers salary information from those candidates, which is used as a data point in setting salaries. Third, the Company works with search firms, which provide salary data for their candidates and feedback on the general availability of candidates with the experience for each open position. Fourth, the Company evaluates general labor market conditions such as the hiring activity of other companies actively looking for candidates with the same skill set and experience. This provides the Company with a sense of how “tight” or “loose” the labor market is, which may affect salary levels. Finally, the above factors provide the Company with the data needed to establish a general range within which it will typically make an offer to a new Executive or adjust the salary of an existing Executive. Within that range, the Company will set the salary level for a specific candidate or existing Executive based on the candidate’s or Executive’s experience, prior performance, references and education.

During 2006, the Company’s Board of Directors periodically reviewed the performance and compensation of the Executives, though the Company did not have a formal review process in place. No adjustments were made to the Executives’ salaries in 2006.

Stock Options. In determining stock option grants, which are granted to new and existing Executives, the Company considers three factors. First, the Company has experienced managers responsible for hiring new Executives and adjusting the compensation levels of existing Executives. These managers have extensive industry knowledge of historical and current pay scales, and apply such knowledge to determination of compensation. The Company relies heavily on such knowledge. Second, the Company makes an assessment of the “risk” profile of the Company versus other employment options available to a candidate or Executive and adjusts stock option grants accordingly. Third, for more senior Executives, who have a greater ability to affect the direction of the Company, compensation is more heavily weighted towards equity (in the form of stock options), in order to align their goals with that of shareholders.

Stock options are dated as of the date of Board approval of each option grant and are granted at the closing fair market value on the date of grant. Optionees are informed of their option grants as soon as practicable and stock options are documented within a few days of the grant date. The Company does not currently have a policy concerning coordination of option grants with the release of material information.

Bonuses. The Company awards bonuses in the form of stock options or cash. Bonuses are generally given by the Compensation Committee or the Executive’s manager, typically the Chief Executive Officer (the “CEO”) and are determined in one of two ways. First, the Executive has a fixed bonus amount for which he or she is eligible. On a periodic basis, typically quarterly, the Compensation Committee or the CEO reviews his or her performance against goals and determines whether to pay all, none, or a portion of the bonus. The fixed amount is established in the Compensation Committee’s or the CEO’s discretion. Second, bonuses are occasionally given as a reward for extraordinary effort. The amount of bonus is determined at the discretion of the Compensation Committee or the CEO.

In 2006, the Chief Executive Officer, Joseph M. Kozak, was eligible to receive a cash bonus of up to $100,000, each six months. The Company provided the opportunity to Mr. Kozak to earn such a bonus because he had the greatest ability to influence the direction of the Company. Mr. Kozak received the $200,000 in bonuses for which he was eligible during the 2006 fiscal year, as reflected in the Summary Compensation Table. The Board of Directors and the Compensation Committee determined that Mr. Kozak achieved the performance objectives set out for him upon his appointment as Chief Executive Officer. Further, the Compensation Committee believed the bonuses helped to bring Mr. Kozak’s total compensation closer to the industry standard.

In early 2006, the Company’s former Chief Executive Officer, Boyd Pearce, was eligible to receive and did receive a bonus of up to $100,000 as reflected in the Summary Compensation Table. The Board of Directors and the Compensation Committee determined that Mr. Pearce achieved the performance objectives set out for him upon his appointment as Chief Executive Officer.

In 2006, the Company awarded bonuses, in the form of option grants, to Mr. Kozak and to the Company’s Chief Financial Officer, Kenneth Ruotolo. As shown in the Grants of Plan-Based Awards Table, and discussed in the footnotes to the table, the Board of Directors awarded these option grants to Mr. Kozak and Mr. Ruotolo in recognition of having achieved certain milestones and in general recognition of their contribution to the Company’s growth. One of the option grants to Mr. Kozak was an incentive to achieve a specific milestone with vesting to occur on the achievement of that milestone. The Company deems that milestone to be confidential.

How Each Element Fits Into the Company’s Overall Compensation Objectives

Compensation is structured to achieve the goals set out above: attract, retain, motivate and reward. Decisions regarding the weight of each element in relation to other elements are set as a general rule which can be modified as necessary to address individual situations, but with the overall goals in mind.

Employment Agreements

The Company did not have any employment agreements in place with its executive officers during 2006.

Separation Agreements

On August 16, 2006, the Company entered into a Separation Agreement with Boyd Pearce, the Company’s former Chief executive Officer, whereby Mr. Pearce agreed to provide consulting services, and receive $16,667 monthly for such services. Mr. Pearce received a total of $75,002 between August 16, 2006 and December 31, 2006. Also pursuant to his Separation Agreement, the Company extended the exercise period for option grants of 750,000 shares of Common Stock, until August 15, 2011. The Company had previously converted an option grant of 750,000 shares, awarded to him during his tenure as a director of the Corporation, into a warrant to purchase up to 750,000 shares, exercisable until August 15, 2011.

On September 25, 2006, the Company entered into a Separation Agreement with Girish Mundada, whereby the Company’s former Vice President, Engineering, whereby the Company and Mr. Mundada agreed to extend the exercise periods for options covering 410,000 shares of Common Stock of the Company to June 8, 2008. In consideration for such extension, the Company and Mr. Mundada agreed to cancel option grants covering 210,000 shares of Common Stock. In 2006 Mr. Mundada exercised options to purchase 150,000 shares of Common Stock, with a realizable value of $194,400 on date of exercise. The realizable value is determined by taking the difference of the market price of the stock and the exercise price of the option on the date the option is exercised times the number of shares exercised.

Change In Control Arrangements

The Company’s stock option agreements provide for accelerated vesting of stock options, under certain circumstances involving a change in control of the Company. If there is a merger or acquisition, or if there is a sale or transfer of the Company’s assets, the optionee will be granted a Merger Consideration Exercise Right, in which the optionee is given the right to purchase or receive the consideration which is received or receivable by the Company’s stockholders. In the event that the surviving entity does not recognize the optionee’s Merger Consideration Exercise Right, the option shall become fully vested.

Defined Contribution Plan

The Company offers the Section 401(k) Savings/Retirement Plan (the "401(k) Plan”), a tax qualified retirement plan to all eligible employees, including the executive officers. The 401(k) Plan permits eligible employees to defer from 1% to 100% of their annual eligible compensation subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable in the 401(k) Plan. The Company has not made matching contributions to the 401(k) plan.

Perquisites and Other Personal Benefits

In 2006, the Company did not offer its executive officers perquisites other than the standard benefit plan offered to all other employees.

Recent Action

On March 23, 2007, the Company entered into Employment Agreements with its Chairman, Francis K. Ruotolo, its Chief Executive Officer and President, Joseph Kozak and its Chief Financial Officer and Secretary, Kenneth Ruotolo (each an “Employee”).

Under each of the Employment Agreements, each of the Employees (i) is paid an annual salary of $200,000, (ii) is employed “at-will,” (iii) is required to devote their full time and attention to the Company, and (iv) may not compete with the Company, nor interfere with the relationship with any person or entity that has a business relationship with the Company, during their employment, and for 12 months thereafter.

Each of the employment agreements also provides that, in the event that the employment of the Employee is terminated (i) by the Employee for Good Cause as defined in the agreement or (ii) by the Company without Cause as defined in the agreement, the Employee shall have thirty days to elect either “Release Severance” or “No-Release Severance.”

In the event that the Employee elects “Release Severance” then, upon agreeing to a general release of all claims, (i) the Company shall pay Employee a lump sum equal to 12 months of Employee’s base salary, any accrued but unpaid bonuses, and any and all target bonuses for the 12 month period following termination; and (ii) the Employee shall immediately and fully vest in and have the right to exercise any and all unvested stock options granted to Employee, subject to certain resale restrictions.

In the event that Employee elects the Release Severance, then Employee unilaterally agrees to fully release and forever discharge the Company, and its officers, directors, agents, employees, attorneys, parents, affiliates, and subsidiaries, from any and all claims that Employee has ever had, now has or may now have against such parties.

In the event that the Employee elects “No Release Severance” then (i) the Company shall pay Employee a lump sum equal to 6 months of Employee’s base salary, any accrued but unpaid bonuses, and any and all target bonuses for the 6 month period following termination; and (ii) the Employee shall immediately and fully vest in and have the right to exercise 75% of any and all unvested stock options granted to Employee.

Additionally, each of the employment agreements also provides that, in the event that the employment of the Employee is terminated (i) by the Employee for Good Cause as defined in the agreement or (ii) by the Company without Cause as defined in the agreement, then the exercise period of Employee’s Stock Options is extended for a period of five years and certain restrictions are placed on the Employee’s ability to sell shares purchased on exercise of such options.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed, and has discussed with management, the Company’s Compensation Discussion and Analysis contained in this proxy statement.

Based on the review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Definitive Proxy Statement, and incorporated by reference in the Company’s annual report on Form 10-K.

This report is submitted on behalf of the members of the Compensation Committee:

Thomas Holt (chair)
Robert H. Kite

TABLES

Summary Compensation Table

The table below shows compensation for the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compen-sation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Joseph Kozak Chief Executive Officer (1)	2006	$200,000	$200,000		$48,767				$448,767

Kenneth Ruotolo Chief Financial Officer	2006	$200,000			$30,479				$230,479

Francis K. Ruotolo Chairman	2006	$200,000							$200,000

Clifford Hersh Managing Director and Chief Scientist	2006	$220,000							$220,000

Jeffrey Spirn Vice President, Researchand Development	2006	$175,000			$91,355				$266,355

Boyd Pearce Former Chief Executive Officer and Director (2)	2006	$136,476	$100,000		$198,750			$75,002	$510,228

Girish Mundada Former Vice President, Engineering (3)	2006	$143,225			$66,000				$209,225

(1)
Joseph Kozak was appointed Chief Executive Officer effective August 16, 2006. The “Option Awards” column includes $48,767 of compensation related to stock options granted to Mr. Kozak prior to his appointment as Chief Executive Officer. In October 2006, Mr. Kozak entered into a stock option agreement with the Company to receive the right to exercise a stock option to purchase up to 165,000 shares of common stock, to be vested upon the achievement of a specific milestone, the Company deems the milestone to be confidential. Mr. Kozak is eligible for a $100,000 cash bonus each six months. Upon review of Mr. Kozak’s achievements for fiscal 2006, the Compensation Committee awarded Mr. Kozak the two six-month bonuses for fiscal 2006.

(2)
Boyd Pearce served as Chief Executive Officer until his resignation on August 16, 2006. During 2006, Mr. Pearce was eligible to receive a $100,000 cash bonus. Upon review of Mr. Pearce’s achievements in 2006, the Compensation Committee awarded Mr. Pearce his full $100,000 bonus. Pursuant to his Separation Agreement, Mr. Pearce agreed to provide consulting services, and receive $16,667 monthly for such services. Mr. Pearce received a total of $75,002 between August 16, 2006 and December 31, 2006. Also pursuant to his Separation Agreement, the Company extended the exercise period for option grants of 750,000 shares of Common Stock, until August 15, 2011. The Company had previously converted an option grant of 750,000 shares, awarded to him during his tenure as a director of the Corporation, into a warrant to purchase up to 750,000 shares, exercisable until August 15, 2011.

(3)
Girish Mundada served as Vice President of Engineering until his resignation on September 8, 2006. Pursuant to his Separation Agreement, the Company extended the exercise period for option grants of 410,000 shares of Common Stock to June 8, 2008. In consideration for such extension, the Company and Mr. Mundada agreed to cancel option grants for 210,000 shares of Common Stock.

(4)
The amounts in this column represent the compensation cost of stock option awards (granted in 2006 and prior years) recognized during 2006, and have been calculated in accordance with SFAS 123 (R) using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements (“2006 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2006, and other periodic filings with the SEC (as modified by guidance provided by the SEC). The amounts for Messrs. Pearce and Mundada represent 2006 compensation arising from the incremental cost to the Company of modifying the terms of certain of their option awards (granted prior to 2006) during 2006, pursuant to the terms of their respective Separation Agreements. The terms of the Separation Agreements and the calculation of the incremental costs of the option award modifications are discussed more fully in Footnote 11 to the Company’s 2006 financial statements.

Grants of Plan-Based Awards Table

The table below shows plan-based awards for the fiscal year ended December 31, 2006.

Name	Grant Date (3)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Und-erlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (4)	Grant Date Fair Value of Option Awards (5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Joseph Kozak Chief Executive Officer (1)	06/19/06 10/27/06								200,000 165,000	$2.28 $2.14	$ 264,000 $ -

Kenneth Ruotolo Chief Financial Officer (2)	06/19/06								125,000	$2.28	$ 165,000

Francis K. Ruotolo Chairman

Clifford Hersh Managing Director and Chief Scientist

Boyd Pearce Former Chief Executive Officer and Director

Girish Mundada Former Vice President, Engineering

(1)
Joseph Kozak was appointed Chief Executive Officer effective August 16, 2006. The Company granted Mr. Kozak an option covering 200,000 shares of Common Stock in June 2006, in recognition of his performance and contributions to the Company. In October 2006, the Company granted Mr. Kozak an option covering 165,000 shares of Common Stock, to be vested upon the achievement of a specific milestone. For competitive reasons, the Company deems the milestone to be confidential.

(2)	The Company granted Kenneth Ruotolo an option covering 125,000 shares of Common Stock in June 2006, in recognition of his performance and contributions to the Company.

(3)	The grant dates of all stock option grants coincide with the date such stock option grants were approved by the Company’s Board of Directors.

(4)	The exercise price or base price of each option award is the same as the closing market price of the Company’s Common Stock on the grant date of the award.

(5)
The amounts represent the total fair value of the option awards on grant date, calculated in accordance with SFAS 123 (R) using the Black-Scholes pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2006, and other periodic filings with the SEC (as modified by guidance provided by the SEC). As required by SFAS 123 (R), the total fair value will be recorded as an expense in the Company’s financial statements ratably, as the options vest. The vesting period for the 06/19/2006 grants is three years from grant date. The option award issued to Mr. Kozak on 10/27/2006 does not vest over a defined service period. Instead it will vest upon occurrence of a certain event. That event has not yet occurred, and at this time, management believes the probability of its occurring in the foreseeable future is remote. Hence, using the guidelines of SFAS 123 (R) for “pay-for-performance” awards, no grant date fair value was calculated for this award in 2006. The Company will continue to evaluate the probability of the event’s occurrence during future fiscal periods, and will report compensation cost, if any, in those periods, as required by SFAS 123 (R).

Outstanding Equity Awards at Fiscal Year-End Table

The table below shows outstanding equity awards as of December 31, 2006.

	Option Awards					Stock Awards (1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Under-lying Unexer-cised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Under-lying Unexer-cised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Joseph Kozak Chief Executive Officer	125,000 375,000 135,000 (3) 200,000 (4) 165,000		166,560 165,000	$2.36 $3.01 $2.60 $2.28 $2.14	05/03/2015 06/09/2015 10/12/2015 06/18/2016 10/27/2016

Kenneth Ruotolo Chief Financial Officer	9,340 19,980 154,000 17,500 17,500 60,680 20,000 20,000 110,000 (3) 125,000		104,100	$2.75 $2.91 $3.18 $2.00 $2.00 $1.90 $0.52 $0.81 $1.22 $2.28	01/08/2011 02/21/2011 06/21/2011 10/03/2011 11/28/2011 04/09/2012 08/06/2012 01/29/2014 12/08/2014 06/19/2016

Francis K. Ruotolo Chairman	730,000 77,500 155,000 20,000 20,000			$2.75 $2.00 $2.00 $0.52 $0.81	01/08/2011 10/03/2011 11/28/2011 08/06/2012 01/29/2014

Clifford Hersh Managing Director and Chief Scientist	120,000 72,000 72,000 20,000 20,000 50,000			$3.00 $2.00 $2.00 $0.52 $0.81 $2.95	12/12/2010 10/03/2011 11/28/2011 08/06/2012 01/29/2014 05/18/2015

Jeffrey Spirn Vice President, Research and Development	10,000 40,000 10,000 10,000 50,000 20,000 20,000 (5) 140,000		62,205	$3.00 $2.91 $2.00 $2.00 $1.90 $0.52 $0.81 $2.31	12/12/2010 02/21/2011 10/03/2011 11/28/2011 04/09/2012 08/06/2012 01/29/2014 04/24/2015

Boyd Pearce Former Chief Executive Officer and Director	68,966 31,034 206,898 443,102 750,000			$1.45 $1.45 $1.45 $1.45 $2.31	08/15/2011 08/15/2011 08/15/2011 08/15/2011 08/15/2011

Girish Mundada Former Vice President, Engineering	67,500 40,000 110,000 7,500 75,000			$1.90 $1.09 $1.60 $2.00 $2.00	06/08/2008 06/08/2008 06/08/2008 06/08/2008 06/08/2008

(1)	The Company does not offer stock awards.

(2)	Unless otherwise noted, all outstanding option awards were fully vested as of December 31, 2006.

(3)	These grants were issued on 06/09/06. The options vest ratably over 36 months from the grant date. They will be fully vested on 06/09/09.

(4)	This grant was issued on 10/27/06. It will vest only upon occurrence of a specific event, the possibility of which is considered to be remote as of the date of this statement.

(5)	This grant was issued on 04/25/05. It vests ratably over 36 months from the grant date. It will be fully vested on 04/25/08.

Option Exercises and Stock Vested Table

The table below shows option exercises for the fiscal year ended December 31, 2006.

	Option Awards		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)

Joseph Kozak Chief Executive Officer

Kenneth Ruotolo Chief Financial Officer

Francis K. Ruotolo Chairman

Clifford Hersh Managing Director and Chief Scientist

Jeffrey Spirn Vice President, Research and Development

Boyd Pearce Former Chief Executive Officer and Director

Girish Mundada Former Vice President, Engineering (2)	150,000	$194,000

(1)	The Company does not offer stock awards.

(2)
Girish Mundada served as Vice President of Engineering until his resignation on September 8, 2006. Pursuant to his Separation Agreement, the Company extended the exercise period for option grants covering 410,000 shares of Common Stock to June 8, 2008. In consideration for such extension, the Company and Mr. Mundada agreed to cancel option grants covering 210,000 shares of Common Stock. In 2006 Mr. Mundada exercised options to purchase 150,000 shares of Common Stock, with a realizable value of $194,400 on date of exercise. The realizable value is determined by taking the difference of the market price of the stock and the exercise price of the option on the date the option is exercised times the number of shares exercised.

Pension Benefits Table (1)

The table below shows pension benefits for the fiscal year ended December 31, 2006.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payment During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Joseph Kozak Chief Executive Officer

Kenneth Ruotolo Chief Financial Officer

Francis K. Ruotolo Chairman

Clifford Hersh Managing Director and Chief Scientist

Jeffrey Spirn Vice President, Research and Development

Boyd Pearce Former Chief Executive Officer and Director

Girish Mundada Former Vice President, Engineering

(1) This table is not applicable to the Company’s compensation structure, and is therefore left blank.

Nonqualified Deferred Compensation Table (1)

The table below shows nonqualified deferred compensation for the fiscal year ended December 31,2006.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
(a)	(b)	(c)	(d)	(e)	(f)

Joseph Kozak Chief Executive Officer (1)

Kenneth Ruotolo Chief Financial Officer

Francis K. Ruotolo Chairman

Clifford Hersh Managing Director and Chief Scientist

Jeffrey Spirn Vice President, Research and Development

Boyd Pearce Former Chief Executive Officer and Director

Girish Mundada Former Vice President, Engineering

(1) This table is not applicable to the Company’s compensation structure, and is therefore left blank.

Director Compensation Table

The table below shows compensation for the fiscal year ended December 31, 2006.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Homer G. Dunn			(3) $67,105				$67,105

John R. Gaulding			(4) $68,418				$68,418

Thomas Holt			(5) $54,547				$54,547

Robert H. Kite			(6) $86,919				$86,919

Note: See section on Compensation of Directors on page 5 for additional information on director compensation for 2007.

(1)	During fiscal 2006 directors did not receive cash compensation for service on the Company’s Board of Directors.

(2)
The amounts in this column represent the compensation cost of stock option awards granted in 2006 to the Company’s outside directors, recognized during 2006, and have been calculated in accordance with SFAS 123 (R) using the Black-Scholes option pricing model, utilizing certain assumptions as outlined in the footnotes to the Company’s financial statements (“2006 financial statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30, and September 30, 2006, and other periodic filings with the SEC (as modified by guidance provided by the SEC). The majority of the 2006 compensation cost for each director arose from the incremental cost to the Company that resulted from the cancellation of certain of their stock option grants and their replacement with warrants, as explained more fully in Footnote 11 to the Company’s 2006 financial statements. The incremental cost was calculated and reported in the Company’s 2006 financial statements using the guidelines of SFAS 123 (R).

(3)
As of December 31, 2006, Homer G. Dunn had a total of 5 equity-based compensation awards outstanding, covering 312,500 shares of the Company’s Common Stock, comprising options covering 50,000 shares of Common Stock and warrants covering 262,500 shares of Common Stock. The entire incremental grant date fair value of the options granted and/or modified in 2006 (including those amounts reported as 2006 compensation) was $139,200. Mr. Dunn resigned as a director on January 8, 2007.

(4)
As of December 31, 2006, John R. Gaulding had a total of 4 equity-based compensation awards outstanding, covering 372,500 shares of the Company’s Common Stock, comprising options covering 50,000 shares of Common Stock and warrants covering 322,500 shares of Common Stock. The entire incremental grant date fair value of the options granted and/or modified in 2006 (including those amounts reported as 2006 compensation) was $217,800.

(5)
As of December 31, 2006, Thomas Holt had a total of 6 equity-based compensation awards outstanding, covering 242,500 shares of the Company’s Common Stock, comprising options covering 50,000 shares of Common Stock and warrants covering 192,500 shares of Common Stock. The entire incremental grant date fair value of the options granted and/or modified in 2006 (including those amounts reported as 2006 compensation) was $55,500.

(6)
As of December 31, 2006, Robert H. Kite had a total of 2 equity-based compensation awards outstanding, covering 245,000 shares of the Company’s Common Stock, comprising warrants covering 245,000 shares of Common Stock, and no stock options. The entire incremental grant date fair value of the options granted and/or modified in 2006 (including those amounts reported as 2006 compensation) was $139,200.

AUDIT COMMITTEE

Background

The Audit Committee of the Board of Directors of ANTs, which is comprised solely of independent directors, fulfills a fiduciary role for the Board of Directors, as they represent the shareholders, by providing a direct supervisory link to the independent auditors. The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions and take actions, separate from the Board of Directors. In its role, the Audit Committee undertakes the following advisory, consultative and oversight to:

•	select the independent audit firm to be employed or nominate the independent auditor for shareholder approval
•	consult with the independent auditor on their plan of audit for the Company
•	review with the independent auditor, their report of audit and their letter
•	consult with the independent auditor, on the adequacy of internal controls
•	the integrity of the Company’s financial reporting
•	the development of the Company’s systems of internal control over financial reporting and disclosure controls
•	ensure the Company’s compliance with legal and regulatory requirements

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board. The reporting process is the responsibility of the Company’s management, which prepares these Company’s financial statements, while the independent auditors are responsible for auditing those financial statements.

The committee membership must meet the requirements of the Audit Committee policy of the NASDAQ Stock Market. Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Officers or employees of the company do not serve on the committee.

The Audit Committee is composed of three non-employee independent directors selected by the Board, based upon their prior experience in Audit Committee matters, their experience in financial matters and their independence and objectivity. John Gaulding, the Audit Committee chair, is both independent and a “financial expert” under Item 407(d)(5)(ii) of Regulation S-K. All members of the Audit Committee are free of any relationship that would interfere with the exercise of independent judgment by them.

Specific Required Items for the Present Report of the ANTs Audit Committee

The Audit Committee provides this report for the Company’s proxy statement. The following disclosure, as required, appears over the printed names of each member of the Audit Committee. The members of the Audit Committee have signed the current disclosure.

Meetings

The Audit Committee held nine meetings during the fiscal year ended December 31, 2006.

The Committee met with the Company’s outside accountants at four of the nine meetings, and reviewed their findings, suggestions and plans for continuing audits. The Committee discussed strengthening controls as the Company grows into operations and out of research and development, the Company’s plans for compliance with certain provisions of the Sarbanes-Oxley Act of 2002 and the accounting issues related to revenue recognition. The Audit Committee believes that it has an excellent and forthright working relationship with the Company’s Audit Firm, Burr, Pilger & Mayer, LLP. The Audit Committee selected Burr, Pilger & Mayer, LLP to serve as the Company’s independent accountants for the current fiscal year.

Audit Committee Report

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2006.

We reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2006. In addition, we discussed with Burr, Pilger & Mayer, LLP, the matters required by Statements on Accounting Standards No. 61, “Communications with Audit Committees.” Also we received from Burr, Pilger & Mayer, LLP, the written disclosures required by the Independence Standards Board Standard No. 1 and have discussed with Burr, Pilger & Mayer, LLP its independence from the Company. Based upon this information and these materials we recommend to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

John R. Gaulding (chair)
Thomas Holt
Robert Kite

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company believes in sound corporate governance practices and has in place formal Corporate Governance Guidelines. The Company’s Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and make decisions that are independent of the Company’s management. The Company regularly monitors developments in the area of corporate governance and reviews processes and procedures in light of such developments. The Company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002, as well as rules adopted by the SEC and NASDAQ. The Corporate Governance Guidelines set forth practices with respect to the way employees and directors conduct themselves individually and operate the Company’s business.

Code of Business Conduct and Ethics

The Company has developed and periodically modifies its Code of Business Conduct and Ethics to ensure it is in compliance the Company’s Corporate Governance Guidelines. The Code of Business Conduct and Ethics sets forth the policies with respect to the way directors, officers, employees, agents and contractors conduct themselves and operate the Company’s business. The Code of Business Conduct and ethics is publicly available on our website at www.ants.com/coe. The Company believes it has in place procedures and practices, which are designed to enhance its shareholders’ interest.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the annual meeting following the close of the 2007 fiscal year (whether or not intended for inclusion in the Company’s proxy statement and form of proxy relating to such meeting) must be received by the Company on or before December 31, 2007.

OTHER BUSINESS

The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

By Order of the Board of Directors

By:	/s/ Kenneth Ruotolo
Kenneth Ruotolo, Secretary

April 12, 2007

ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE
ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.
THANK YOU.

Proxy Card

ANTs software inc.
700 AIRPORT BLVD.
SUITE 300
BURLINGAME, CA 94010

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 8, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 8, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to ANTs software inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
ANTSSW KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ANTs software inc.

Vote on Proposals

The Board recommends a vote FOR Items 1 and 2.

	For	Against	Abstain
1. Election of two Class 1 directors.

Nominee: 01) Thomas Holt	☐	☐	☐

Nominee: 02) Joseph Kozak	☐	☐	☐

	For	Against	Abstain
2. Proposal to ratify the selection of Burr, Pilger &
Mayer, LLP, as independent accountants for the
Company for the year ending December 31, 2007.	☐	☐	☐

For address changes and/or comments,
please check this box and write them on the back where indicated	☐

Please indicate if you plan to attend this meeting	Yes	No

	☐	☐

Please mark and sign exactly as your name appears on your Share Certificate. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shares are held by joint tenants or as community property, each person should sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, this signature should be that of an authorized person who should state his or her title.

===============================================================
Signature [PLEASE SIGN WITHIN BOX] Date

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Signature (Joint Owners) Date
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ANTs software inc.
PROXY

This proxy is solicited on behalf of the Board of Directors of ANTs software inc.

The undersigned Shareholder of ANTs software inc., a Delaware corporation (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 12, 2007, and appoints Kenneth Ruotolo and Clifford Hersh, and each of them, attorney-in-fact and proxy of the undersigned, each with power of substitution, to attend, vote and act, from time to time, for the undersigned at the Meeting of Shareholders of ANTs software inc. to be held at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, on May 11, 2007, at 1:00 p.m., or at any other location, and any adjournments or postponements thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all of the powers which the undersigned would possess if personally present, hereby revoking any proxy to vote such shares heretofore given, and hereby ratifying and confirming all that such attorneys and proxies, or any of them, may lawfully do by virtue hereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the nominees to the Board of Directors in the manner described in the Proxy Statement, and FOR proposals 2 and 3. If this proxy is executed in any manner so as not to withhold authority to vote for the election of the nominees to the Board of Directors, it shall be deemed to grant such authority.

If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner set forth herein. This proxy will be voted as the proxies deem advisable on such proper business as may come before the meeting of the shareholders or pursuant to consent to act or otherwise as provided by Delaware law.

IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF VOTING BY TELEPHONE OR INTERNET, PLEASE USE INSTRUCTIONS ON REVERSE.

Address Changes/Comments: __________________________________

____________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)